EX-32.1.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Emeritus Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Daniel R. Baty, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel R. Baty
Daniel R. Baty
Co-Chief Executive Officer
November 9, 2009